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                                                                   Exhibit 10.02
                                                                  EXECUTION COPY
                                                                  --------------


          EXTENSION AGREEMENT, dated as of September 30, 2004 (this "Agreement"), among GREY GLOBAL GROUP INC., a Delaware corporation (the "Company"), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement (as defined below), the several banks and other financial institutions or entities which execute this Agreement (the "Extending Lenders"), HSBC BANK USA, NATIONAL ASSOCIATION, successor by merger to HSBC BANK USA, as documentation agent (in such capacity, the "Documentation Agent"), FLEET NATIONAL BANK, as syndication agent (in such capacity, the "Syndication Agent"), and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the Company, the Extending Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement dated as of December 21, 2001 (as amended pursuant to the First Amendment thereto, dated as of December 31, 2001, the Extension Agreement, dated as of December 20, 2002, and the Second Amendment thereto, dated as of October 2, 2003, and as the same may further be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

          WHEREAS, the Company has requested that the Termination Date be extended for a period of 364 days as set forth herein;

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Extension of Termination Date. Pursuant to Section 2.15 of the Credit Agreement, the Company hereby requests that the Lenders extend the Termination Date by a period of 364 days (in connection with such request, the Company and the Lenders hereby agree to waive any notice period requirement under Section 2.15). Each Lender which executes this Agreement as an Extending Lender hereby agrees to such extension in accordance with Section 2.15 of the Credit Agreement.

          SECTION 3. Conditions to Effectiveness of this Agreement. This Agreement shall become effective as of September 30, 2004 (the "Effective Date") if the following conditions precedent have been satisfied:

          (a) the Administrative Agent shall have received on or prior to the Effective Date counterparts of this Agreement duly executed and delivered by each of the Company, the Administrative Agent, each of the Extending Lenders and the Required Lenders; and

          (b) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date (other than representations and warranties that

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                                                                               2


specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

          (c) no Default or Event of Default shall have occurred and be continuing as of the Effective Date.

          SECTION 4. Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 5. Miscellaneous.


          (a) Representations and Warranties. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

          (b) Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent.

          (c) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (d) Integration. This Agreement and the other Loan Documents represent the agreement of the Loan Parties and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lenders relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          (e) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                   GREY GLOBAL GROUP INC.

                                   By:    /s/ Lester M. Feintuck
                                      ------------------------------------
                                      Name:  Lester M. Feintuck
                                      Title: Senior Vice President


                                   By:    /s/ Steven G. Felsher
                                      ------------------------------------
                                      Name:  Steven G. Felsher
                                      Title: Vice Chairman, CFO,
                                             Secretary & Treasurer


                                   JPMORGAN CHASE BANK, as Administrative
                                   Agent and as a Lender


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   GREY GLOBAL GROUP INC.

                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:



                                   JPMORGAN CHASE BANK, as Administrative
                                   Agent and as a Lender and an Extending Lender


                                   By:    /s/ Rebecca Vogel
                                      ------------------------------------
                                      Name:  Rebecca Vogel
                                      Title: Vice President
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                                   FLEET NATIONAL BANK, A BANK OF
                                   AMERICA COMPANY, as Syndication Agent and
                                   as a Lender and an Extending Lender


                                   By: /s/ Theodore W. [ILLEGIBLE]
                                      -------------------------------------
                                   Name:  Theodore W. [ILLEGIBLE]
                                   Title: Vice President
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                                   HSBC BANK USA, NATIONAL ASSOCIATION,
                                   successor by merger to HSBC BANK USA, as
                                   Documentation Agent and as a Lender and an
                                   Extending Lender


                                   By: /s/ Johan Sorensson
                                      -------------------------------------
                                      Name:  Johan Sorensson
                                      Title: Senior Vice President
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                                   NORTH FORK BANK, as a Lender and an
                                   Extending Lender

                                   By: /s/ Joseph Walsh
                                      -------------------------------------
                                      Name:  Joseph Walsh
                                      Title: SVP
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                                   BARCLAYS BANK PLC, as a Lender and an
                                   Extending Lender

                                   By: /s/ Colin Fraser
                                      -------------------------------------
                                      Name:  COLIN FRASER
                                      Title: RELATIONSHIP DIRECTOR
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                                   CITY NATIONAL BANK, A NATIONAL
                                   BANKING ASSOCIATION, as a Lender and an
                                   Extending Lender


                                   By: /s/ Craig Kelley
                                      -------------------------------------
                                      Name:  Craig Kelley
                                      Title: Vice President
                                             Senior Relationship Manager